1 Enovix Stockholder FAQ Warrant Dividend Distribution What is a Warrant? A Warrant is an option to buy common shares issued directly by a company. Like any option, it gives the holder the right, but not the obligation, to purchase a share of common stock at a specified price (called the “exercise price”) before the warrant expires. What is a Warrant Dividend? A Warrant Dividend is the process of distributing warrants on a pro-rata basis to our existing stockholders and convertible noteholders. Why is Enovix issuing these Warrants? Enovix believes that a warrant dividend distribution is a shareholder-aligned approach to raising additional equity capital that rewards current stockholders and noteholders. It allows existing Enovix investors to maintain their proportional ownership and participate equally in the company’s future upside, without being forced to incur dilution at today’s prices, or to monetize their rights by selling the warrants for cash. Enovix believes the warrants provide the opportunity to raise a meaningful amount of capital in a more cost-efficient manner than traditional equity offerings and reduces the dilutive impact on current stockholders and noteholders. The Warrant Dividend reflects our confidence in the company’s growth trajectory and our commitment to raise capital in an efficient manner. Who will receive the Warrants? Holders of Enovix common stock as of the record date, July 17, 2025 (“stockholders”), will receive one warrant for every seven (7) shares of common stock held, rounded down to the nearest whole number. No fractional warrants will be issued. Holders of the company’s 3.00% Convertible Notes due 2028 as of the record date (“noteholders”) will also receive warrants on an as-converted pass-through basis in accordance with the terms of the governing agreements. Noteholders of each $1,000 face amount would receive 9.1543 warrants, rounded down to the nearest whole number. No fractional warrants will be issued. Given this pass-through, the warrant distribution will not trigger a further adjustment to the conversion rate for the convertible notes.

2 When will the Warrants be distributed? The Company expects to distribute the warrants to stockholders and noteholders on or about July 21, 2025 (the “distribution date”). How many Warrants will be issued in total? Approximately 29.0 million warrants will be issued. This includes around 27.4 million warrants to common stockholders and an additional 1.6 million warrants to the noteholders, in accordance with the terms of those securities. How much will be raised if all Warrants are exercised? If all 29.0 million warrants are exercised at the $8.75 per share exercise price, Enovix would raise gross proceeds of approximately $253.8 million. The actual amount raised will depend on the number of warrants ultimately exercised (which will depend on, among other factors, the trading price of our common stock) and applicable transaction costs. What do I have to do to receive the Warrants? You must be an eligible stockholder or noteholder as of the record date to participate in the warrant distribution. The warrants will be issued without any action required by our equity holders and without any payment of cash or other consideration. If you hold shares or convertible notes through a brokerage account, bank, or financial institution and are a holder in street name, contact your broker for further information. If your shares or convertible notes are held in a registered account with Enovix’s transfer agent, contact Client Services at Computershare Trust Company, N.A. What is the Exercise Price? Each warrant entitles the holder to purchase one share of Enovix common stock at an exercise price of $8.75. What is the Expiration Date? The warrants will expire on October 1, 2026, unless the Early Expiration Price Condition is met. What is the Early Expiration Price Condition? If, during any 30 consecutive trading days, the volume-weighted average price (VWAP) of Enovix common stock is at or above $10.50 for at least 20 of those days (not necessarily consecutive), then the warrants will expire early — specifically at 5:00 p.m. New York City time on the business day immediately following that 30-day period or such other date as the Company may elect in accordance with the warrant agreement. Enovix will issue a press release if the Early Expiration Price Condition is triggered.

3 Will the Warrants trade publicly? Yes. Shortly after the distribution date, the warrants are expected to be listed on Nasdaq under the ticker symbol ENVXW. Can I sell my Warrants? Yes. The warrants are expected to be tradeable on Nasdaq. You can choose to hold, exercise, or sell them based on your financial objectives. Your ability to sell the warrants will depend, in part, on whether a trading market develops for the warrants. Will this dilute my ownership? There is no immediate dilution when we issue the warrants. New shares will only be issued if warrants are exercised and the company receives the cash exercise price. Unlike a traditional equity raise, this structure allows you to maintain your proportional ownership and avoid dilution by exercising your warrants. What will the company use the proceeds for? Any proceeds from warrant exercises would be used for general corporate purposes, which include supporting our strategic growth initiatives such as Fab2 capacity expansion, customer ramp initiatives, and potential acquisition or other strategic opportunities. Does the company need the proceeds immediately? No. We ended Q1 2025 with $248 million in cash, cash equivalents, and marketable securities. We estimate our preliminary, unaudited cash, cash equivalents, and marketable securities at the end of Q2 2025 to be approximately $203 million, after completing the SolarEdge asset acquisition in South Korea and other capital expenditures. The capital we have now supports our near-term execution plans. However, building additional Fab2 lines, scaling customer production ramps, and supporting global expansion will require additional funding. The warrant dividend distribution structure gives us the potential to access that capital in the future. Why is the company using this structure instead of a traditional equity raise? As the Company approaches multiple upcoming operational milestones a warrant dividend structure provides increased flexibility. Distributing the warrants eliminates any exposure to future capital market conditions that could be completely outside of the Company’s control. We view the structure as a way to issue equity in a cost-efficient manner with no marketing exposure and with any equity delivered ($8.75 exercise price of the warrants) at a premium to the average price over the last 60 days ($7.80 60-day VWAP as of July 3, 2025), yet at a discount to the most recent closing price prior to the date of announcement ($11.39 as of July 3, 2025). The warrant dividend transaction structure gives all stockholders and noteholders the right to participate in our capital raise equally, preserving their proportional ownership

4 and upside. It avoids rushed or reactionary capital raising and gives existing stockholders the opportunity to reinvest at an attractive price. We believe this transaction provides the company a potential source of future financing today, that simultaneously rewards our existing stockholders and noteholders and is not beholden to future market conditions. Distributing these warrants now gives our shareholders the optionality to participate in our growth today. Why would the stockholders want this structure? It gives our stockholders free optionality to choose what they want to do. Those who believe in our strategy gain the right, without any obligation, to buy more stock at a fixed, attractive price in the future. If we execute well, they benefit. If not, they’ve risked nothing. Holders also have the flexibility to sell their warrants and realize immediate value. We’re putting choice and timing in our stockholders’ hands. Our goal is to scale responsibly while protecting stockholder interests. This structure ensures capital is available when operational success justifies it, reinforcing long-term discipline and financial readiness, without pressuring the company to raise funds under suboptimal conditions. What happens if the share price does not go up? Holders may exercise their warrants at any time before expiration. If the stock price does not rise above the early expiration price of $10.50 for 20 out of 30 consecutive trading days, the warrants will remain outstanding until their final expiration on October 1, 2026. If the stock never triggers early expiration, holders retain full control over their participation through the end of the term. What if I hold a short position? If you are short Enovix stock as of the record date, you will be required on the distribution date to deliver the pro rata number of warrants to the lender of the shares you borrowed. As a result, market participants with short positions may need to purchase warrants in the open market to meet this delivery obligation. What are the tax implications? The U.S. federal income tax consequences of the warrant dividend are complex and may vary based on each stockholder’s individual circumstances. Stockholders are encouraged to consult with their tax advisor to understand how the distribution may affect their individual tax situation. Where can I find more information? More information will be available in our investor presentation and our filings with the SEC. You may also contact Enovix Investor Relations at ir@enovix.com.

5 Disclaimers Forward-Looking Statements This FAQ contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, about us, the warrant dividend and distribution, and our business that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and can be identified by words such as anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, should, would and similar expressions that convey uncertainty about future events or outcomes. Forward-looking statements in this FAQ include, without limitation: our expectations regarding the warrant dividend and distribution; the alignment of our capital structure and fundraising strategies with stockholder support and performance-based execution; that the warrant dividend and distribution will raise a meaningful amount of capital in a cost-efficient manner with no marketing exposure and less friction costs and with equity issued at a premium to the current stock price; the anticipated record date and distribution date for the warrant distribution; the anticipated gross and net proceeds of the warrant distribution; that capital raised through warrant exercises will support our Fab2 scale-up, our ability to scale responsibly while protecting stockholder interests, our customer ramp initiatives, our potential mergers & acquisition activities and our global expansion; that the warrant dividend and distribution is aligned with stockholder interests; the acceptance to trading of the warrants on the Nasdaq Stock Market, the price of those warrants and the existence of a market for those warrants; stockholder participation in the warrant distribution; our capital raising potential; our ability to achieve operational milestones at Fab2; and the timing of our first commercial product launch and our long-term scale-up plans. Actual results and outcomes could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, those risks and uncertainties and other potential factors set forth in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. For a full discussion of these risks, please refer to Enovix’s filings with the SEC, including its most recent Form 10-K and Form 10-Q, available at https://ir.enovix.com and www.sec.gov. Any financial results presented herein are preliminary and based on information known by management as of the date of this press release; final financial results will be included in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 29, 2025. Any forward-looking statements made by us in this FAQ speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

6 No Offer or Solicitation This FAQ is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The issuance of the warrants has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This FAQ contains a general summary of the warrants. Please read the warrant agreement when it becomes available and filed with the SEC in connection with the distribution date, as it will contain important information about the terms of the warrants.